LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

KEMPER MUNICIPAL
INCOME TRUST

  "... The changing shape of the municipal yield curve provided some interesting investment opportunities over the fiscal period. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
10
PORTFOLIO OF INVESTMENTS
19
FINANCIAL STATEMENTS
23
NOTES TO FINANCIAL STATEMENTS
25
SHAREHOLDERS' MEETING

AT A GLANCE

 KEMPER MUNICIPAL INCOME TRUST TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000.

    BASED ON NET ASSET VALUE                   0.70%
 ........................................................
    BASED ON MARKET PRICE                      9.02%
 ........................................................

 NET ASSET VALUE AND MARKET PRICE

                                    AS OF     AS OF
                                   5/31/00   11/30/99
 .........................................................
    NET ASSET VALUE                 $10.68     $11.03
 .........................................................
    MARKET PRICE                    $10.81     $10.31
 .........................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MAY 31, 2000.

                                       KEMPER MUNICIPAL
                                         INCOME TRUST
 ...........................................................
    SIX-MONTHS INCOME                           $ 0.411
 ...........................................................
    MAY DIVIDEND                                $0.0685
 ...........................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)                    7.69%
 ...........................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET PRICE)                       7.60%
 ...........................................................
    TAX-EQUIVALENT DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE AND A
    37.1% FEDERAL INCOME TAX RATE)               12.23%
 ...........................................................
    TAX-EQUIVALENT DISTRIBUTION RATE
    (BASED ON MARKET PRICE AND A
    37.1% FEDERAL INCOME TAX RATE)               12.08%
 ...........................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS.

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.

TERMS TO KNOW

DISCOUNTS AND PREMIUMS Par value is the principal value that an investor may receive when a bond matures. If a bond's price is lower than par, it is selling at a discount. If a bond's price is higher than par, it is said to be trading at a premium.
DURATION A measure of the interest-rate
sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

INVERTED YIELD CURVE A market phenomenon in which shorter maturity bonds (securities with two- to 10-year maturities) have higher current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

REVENUE BOND INDEX (RBI) RBI is the average yield on 25 revenue bonds with 30-year maturities rated A1 and compiled by THE BOND BUYER, a newspaper that reports on the municipal bond market.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CONDON PHOTO]

PHILIP G. CONDON JOINED THE FIRM IN 1983 AND IS LEAD PORTFOLIO MANAGER OF THE TRUST AND MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS' MUNICIPAL BOND GROUP. HE HAS ALSO SERVED AS DIRECTOR OF THE MUNICIPAL BOND RESEARCH DEPARTMENT.

[BRENNAN PHOTO]
ELEANOR R. BRENNAN JOINED THE ORGANIZATION IN 1995 AND IS PORTFOLIO MANAGER OF THE FUND. SHE IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


                             MUNICIPAL BONDS HAVE FACED A TOUGH ENVIRONMENT SINCE NOVEMBER 1999. THE FEDERAL RESERVE BOARD OPEN MARKET COMMITTEE RAISED SHORT-TERM INTEREST RATES THREE TIMES, WHILE THE TREASURY DEPARTMENT ANNOUNCED A DEBT BUYBACK PLAN, PROMPTING AN INVERSION OF THE U.S. TREASURY YIELD CURVE. BELOW, THE MANAGEMENT TEAM DISCUSSES THE MARKET'S PERFORMANCE AND HOW THE TRUST IS POSITIONED FOR THE COMING MONTHS.

Q     HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF
FISCAL YEAR 2000?

A     It was a challenging period for all fixed-income markets, and particularly so for tax-exempt debt. Long-term Treasury interest rates fell 28 basis points (0.28 percent) between November 30, 1999, and May 31, 2000. Two- and 10-year rates rose 66 and 9 basis points (0.66 and 0.09 percent, respectively). During the period, the Federal Reserve expressed a resolve to head off inflationary pressures as commodity prices rebounded, the nation's unemployment rate reached 30-year lows and consumer spending was brisk. These factors along with strong U.S. economic growth prompted the Federal Reserve Board Open Market Committee to raise its short-term interest-rate target three times by an additional 100 basis points (1 percent) to 6.50 percent.

  In the municipal bond market, the overriding challenge was to preserve capital as investor demand fell. During the beginning of the fiscal period, the municipal market came under intense selling pressure. Many investors sold the asset class in order to realize tax losses they could use to offset realized capital gains on equity securities. Liquidity in the market was difficult and bid offered spreads widened. During the fiscal period municipal yields as measured by the Bond Buyer Revenue Bond index increased 13 basis points from
6.14 percent to 6.27 percent.

  As we entered the new calendar year, tax-related selling pressures abated and were replaced by increased demand as equity price volatility picked up towards the latter part of the fiscal period. Additionally, a decline in the supply of tax-exempt debt helped bring stability to the municipal market. As of the end of May, new issuance in calendar year 2000 was down 26.8 percent from year-earlier levels, according to THE BOND BUYER.

Q     HOW DID YOU POSITION KEMPER MUNICIPAL INCOME TRUST BETWEEN NOVEMBER 1999
AND MAY 2000?

A     The trust's market and net asset returns compared favorably with the -0.17 percent total return of the average fund in the Lipper general municipal debt fund category (closed-end leveraged funds). The trust's average unleveraged duration target ranged from neutral to slightly less than most of the trust's peers during the period. This, along with curve positioning and security structure selection, helped the Kemper Municipal Income Trust preserve capital to a greater extent than its peers in a climate of rapidly rising interest rates. (See At a Glance on page 2.) The trust's 9.02 percent total return, based on market price, substantially outpaced the 1.02 percent return of

PERFORMANCE UPDATE

the Lehman Brothers Municipal Bond index* for the six months ended May 31, 2000. The trust's return on a net asset value basis was 0.70 percent.

  To increase income and total return potential, we focused on issue selection and curve placement. We added some lower-quality bonds as the income differential (spreads) between high-quality and lower-quality securities grew more attractive for most of the period. This strategy helped Kemper Municipal Income Trust outperform the average of its peers for the six-month period. As of May 31, 2000, municipal bonds rated BBB -- the lowest level of investment-grade bonds -- generally yielded approximately 100 basis points more than comparable-sector AAAs.

  The changing shape of the municipal yield curve provided some interesting investment opportunities over the fiscal period. As the fiscal year started, the two-year to 30-year yield curve was historically steep. We used this opportunity to concentrate new purchases towards the longer end of the maturity spectrum. As the fiscal year ended, the 2-year to 30-year curve was flat, so the investment focus was shifted towards shorter maturities where the risk-return profile was more attractive.

* THE LEHMAN BROTHERS MUNICIPAL BOND INDEX CONTAINS APPROXIMATELY 15,000 BONDS. TO BE IN THE INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS A PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST FIVE YEARS, AND A MATURITY OF AT LEAST TWO YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED FROM THE INDEX. INVESTORS CANNOT INVEST IN THE INDEX.

Q     WHY DID THE TRUST'S MARKET PRICE RISE SO MUCH MORE THAN ITS NET ASSET
VALUE BETWEEN NOVEMBER AND MAY?

A     At the start of fiscal year 2000, we believe many municipal bond investors decided to reduce their exposure to federal capital gains taxes on their equity portfolios by selling municipal bonds and/or municipal bond funds at a loss. This tax-loss related selling persisted through the end of December and depressed the municipal bond market. Early in the fiscal period, the trust's shares were selling at as much as a 11.7 percent discount to net asset value. This discount narrowed in the spring as more investors perceived trust shares to be selling at bargain prices.

Q     THIS PAST WINTER, THE TREASURY ANNOUNCED PLANS TO BUY BACK SOME LONG-TERM
DEBT AND HOLD FEWER AUCTIONS. WHAT WERE THE CONSEQUENCES OF THIS ACTION ON MUNICIPAL BONDS?

A     At the start of the fiscal period, the municipal bond yield curve -- the difference in income potential between short-term and long-term securities -- was steep compared with Treasuries. We used this development to reposition the portfolios with more longer-term bonds. We believe this helped the trust capture additional income and total return potential. In our view, long-term municipal securities offered compelling value on a tax-adjusted basis. Long-term municipal bond yields reached a historically attractive ratio -- providing as much yield as comparable-maturity Treasuries. Long-maturity municipal bonds typically yield about 85 to 90 percent of a similar-maturity Treasury.

  As the new calendar year began, the Treasury yield curve inverted, so that by May 31, 2000, one-year Treasury bills had higher yields than 30-year bonds. This happened in part because the Treasury began buying back 30-year government bonds and reducing auctions all along the maturity spectrum. The Treasury buybacks helped generate a welcome bond market rally in February after five straight months of depressed prices. While the municipal yield curve flattened during this past winter, it did not invert, increasing the relative attractiveness of long-term municipal bonds.

Q     IS A STRONG U.S. ECONOMY BAD NEWS FOR MUNICIPAL BONDS?

A     Not necessarily. In fact, to the extent that the Federal Reserve Board
Open Market Committee can contain inflation, and investors believe that consumer prices will not accelerate, strong economic growth is positive because it enhances the ability of municipal debt issuers to meet their obligations. The first calendar quarter of 2000 was the 18th consecutive quarter in which bond rating upgrades exceeded downgrades, according to Standard & Poor's.

  The trust's portfolios contained bonds from many states and U.S. territories as of May 31, providing an element of diversification. As of May 31, 2000, Texas was the largest state allocation for Kemper Municipal Income Trust (15.05 percent of net assets). Texas bond issuers have historically had to offer higher yields to attract investors in part because the state has no personal income tax, so demand from state residents is normally lower than a state such as California, which has high income tax rates.

PERFORMANCE UPDATE

Q     WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE BALANCE OF
FISCAL YEAR 2000?

A     Given recent government statistics that suggest U.S. economic growth has begun to moderate and the fact that the Federal Reserve raised its short-term interest rate target in May by 50 basis points, we think municipal bonds face a more stable environment than the prior six months. We believe the municipal bond market provides excellent value, with yields of longer-maturity municipals still near those of Treasuries, and tax-equivalent yields near double-digit levels for investors in the highest brackets. In January, in fact, municipal bond yields, as measured by THE BOND BUYER'S Revenue Bond Index, reached 6.35 percent, the highest level since August 1995. In our view, a robust U.S. economy enhances municipal finances, and that should continue to help bolster municipal credit ratings. Finally, if the equity and taxable bond markets remain as volatile as they have been this past spring, we think it could provide a catalyst for renewed enthusiasm for tax-exempt debt as a way to diversify a portfolio.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                      ON 5/31/00              ON 11/30/99
    REVENUE BONDS                          67%                     73%
 ................................................................................
    GENERAL OBLIGATION BONDS               11                       7
 ................................................................................
    LEASE OBLIGATIONS                       5                       0
 ................................................................................
    U.S. GOVERNMENT SECURED                16                      18
 ................................................................................
    CASH AND EQUIVALENTS                    1                       2
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

QUALITY

                                      ON 5/31/00              ON 11/30/99
    AAA                                   76%                      72%
 ................................................................................
    AA                                     9                       10
 ................................................................................
    A                                      5                        7
 ................................................................................
    BBB                                    9                        9
 ................................................................................
    BB                                     1                        1
 ................................................................................
    NOT RATED                              0                        1
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]
THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P)
AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
REPRESENT THEIR OPINIONS AS TO THE QUALITY OF
SECURITIES THAT THEY UNDERTAKE TO RATE. THE
PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR
S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER
TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT
ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

                                      ON 5/31/00              ON 11/30/99
    AVERAGE MATURITY                  13.2 years              16.2 years
--------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

TOP FIVE STATE ALLOCATIONS*
Representing 45.21 percent of the fund's portfolio on May 31, 2000

                                                                        ON 5/31/00
----------------------------------------------------------------------------------

1.        TEXAS                                                           15.05%
----------------------------------------------------------------------------------

2.        NEW YORK                                                        10.93%
----------------------------------------------------------------------------------

3.        ILLINOIS                                                         9.76%
----------------------------------------------------------------------------------

4.        MICHIGAN                                                         4.96%
----------------------------------------------------------------------------------

5.        MARYLAND                                                         4.51%
----------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS AND COMPOSITION SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER MUNICIPAL INCOME TRUST
Portfolio of Investments at May 31, 2000 (Unaudited)

    SHORT-TERM MUNICIPAL INVESTMENTS--1.1%                                           PRINCIPAL AMOUNT      VALUE

    NEW YORK
                                       Long Island, NY, Power Authority New York
                                         Electricity, Revenue, Series 6 Monthly
                                         Demand Note, 4.000%, 05/01/2033*              $  1,000,000     $  1,000,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TEXAS
                                       Brazos River Authority, Texas Utilities
                                         Electric Company Project, Pollution
                                         Control Revenue, Series 1996 B, Daily
                                         Demand Note, 4.150%, 06/01/2030*                 6,500,000        6,500,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM INVESTMENTS
                                       (Cost $7,500,000)                                                   7,500,000
                                       ---------------------------------------------------------------------------------

    LONG-TERM MUNICIPAL INVESTMENTS--98.9%

    ALABAMA
                                       Alabama Docks Department, Facilities
                                         Revenue, Series 1996, AMT, 6.300%,
                                         10/01/2021 (c)                                   8,250,000        8,315,505
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ALASKA
                                       Alaska Industrial Development and Export
                                         Authority, Revolving Fund, Series 1998 A,
                                         5.250%, 04/01/2023 (c)                           2,105,000        1,837,938
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ARIZONA
                                       Arizona Health Facilities Authority,
                                         Catholic Healthcare West, Revenue, Series
                                         1999 A, 6.625%, 07/01/2020                       7,000,000        6,777,120
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CALIFORNIA
                                       California General Obligation, Prerefunded,
                                         03/01/2005, Series 1995, 5.900%,
                                         03/01/2025 (b)(c)                                7,410,000        7,809,473
                                       Foothill Eastern Transportation Corridor
                                         Agency, CA, Toll Road Revenue, Series
                                         1999, zero coupon, 01/15/2030                   16,650,000        2,380,783
                                       Sacramento County, CA, Airport System,
                                         Revenue, 5.900%, 07/01/2024 (c)                  5,000,000        4,886,050
                                       ---------------------------------------------------------------------------------
                                                                                                          15,076,306
------------------------------------------------------------------------------------------------------------------------

    COLORADO
                                       Adams County, CO, Multifamily Housing, Oasis
                                         Park Apartments Project, Series 1995 A,
                                         6.150%, 01/01/2026                               6,000,000        5,923,500
                                       Colorado Housing Finance Authority, Single
                                         Family Mortgage, AMT, Series 2000 B,
                                         7.250%, 10/01/2031                               1,750,000        1,888,897
                                       Colorado Department of Transportation
                                         Revenue, Series 2000, 6.000%, 06/15/2011        10,000,000       10,430,100
                                       Colorado Health Facilities Authority, Poudre
                                         Valley Health, Revenue, Series 1999 A,
                                         5.500%, 12/01/2017                               6,145,000        5,869,335
                                       6.000%, 12/01/2015                                 5,705,000        5,796,052
                                       6.000%, 12/01/2016                                 2,000,000        2,024,080
                                       Denver, CO, City and County Airport
                                         Improvement Revenue, Series 1992 C,
                                         Prerefunded 11/15/2002, 6.750%, 11/15/2013       2,780,000        2,832,329
                                       Denver, CO, City and County Airport Revenue,
                                         Series 1992 C, 6.750%, 11/15/2022                2,610,000        2,612,845
                                         Series 1992 C, Prerefunded 11/15/2002,
                                         6.750%, 11/15/2022 (b)                             690,000          729,537

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       Series 1992 A, 8.500%, 11/15/2023               $  4,110,000     $  4,246,288
                                       Series 1990 A, Prerefunded 11/15/2000,
                                         8.500%, 11/15/2023 (b)                             390,000          404,375
                                       ---------------------------------------------------------------------------------
                                                                                                          42,757,338
------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA
                                       District of Columbia, General Obligation,
                                         Series 1999 B, 5.500%, 06/01/2011 (c)           25,000,000       24,806,750
                                         Series 1999 A, 5.500%, 06/01/2014 (c)            2,500,000        2,432,275
                                         Series 1998 A, 5.250%, 06/01/2027               15,000,000       13,092,450
                                       District of Columbia Airport Authority,
                                         General Airport Revenue, 5.750%,
                                         10/01/2020 (c)                                  13,100,000       12,620,278
                                       ---------------------------------------------------------------------------------
                                                                                                          52,951,753
------------------------------------------------------------------------------------------------------------------------

    FLORIDA
                                       Volusia County, FL, Health Facilities
                                         Authority, Memorial Health Systems
                                         Project, Revenue Series 1990, Prerefunded
                                         06/01/2000, 8.250%, 06/01/2020 (b)               7,000,000        7,140,000
                                       Broward County, FL, Resource Recovery Waste
                                         Energy Company, Revenue Series 1984,
                                         7.950%, 12/01/2008                               3,560,000        3,673,244
                                       Dade County, FL, Special Obligation, Capital
                                         Appreciation, Revenue Series 1996 B,
                                         Prerefunded 10/01/2008, Zero Coupon,
                                         10/01/2022 (b)(c)                                7,735,000        2,101,986
                                       Prerefunded 10/01/2008, Zero Coupon,
                                         10/01/2024 (b)(c)                               16,955,000        4,058,010
                                       Dade County, FL, Aviation Revenue Series
                                         1996 A, 5.750%, 10/01/2026 (c)                  18,000,000       17,189,100
                                       Hillsborough County, FL, Industrial
                                         Development Authority Revenue, University
                                         Community Hospital Project Series 1999 A,
                                         5.625%, 08/15/2023                               1,000,000          812,930
                                       Miami-Dade County, FL, Expressway Authority
                                         Toll System Revenue Series 2000, 6.000%,
                                         07/01/2013 (c)                                   1,665,000        1,728,403
                                         6.000%, 07/01/2014 (c)                           1,000,000        1,034,730
                                       Palm Beach County, FL, School Board, Series
                                         2000 A, 5.750%, 08/01/2017 (c)                   2,850,000        2,845,127
                                       ---------------------------------------------------------------------------------
                                                                                                          40,583,530
------------------------------------------------------------------------------------------------------------------------

    HAWAII
                                       Hawaii Harbor Systems Revenue, Series 2000
                                         A, 6.000%, 07/01/2011 (c)                        2,950,000        3,018,145
                                         6.000%, 07/01/2012 (c)                           3,135,000        3,186,821
                                       Hawaii Department of Budget and Finance,
                                         Special Purpose, Hawaiian Electric
                                         Company, Inc. Project, Revenue Series 1996
                                         A, 6.200%, 05/01/2026 (c)                       13,200,000       13,190,628
                                       Hawaii State Airport Systems Revenue Series
                                         2000 B, 6.500%, 07/01/2013 (c)                   8,800,000        9,323,776
                                       Hawaii State Department Budget and Finance,
                                         Electric Revenue, Series 1996 D, 6.150%,
                                         01/01/2020 (c)                                   2,195,000        2,191,137
                                       State of Hawaii, General Obligation, Series
                                         1999 C, 5.750%, 09/01/2014 (c)                   2,310,000        2,308,660
                                       ---------------------------------------------------------------------------------
                                                                                                          33,219,167

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE

    IDAHO
                                       Idaho Housing Agency, Single Family Mortgage
                                         Revenue, 6.900%, 07/01/2025                   $  1,745,000     $  1,766,446
                                        Revenue, 7.875%, 07/01/2021                         835,000          845,471
                                       ---------------------------------------------------------------------------------
                                                                                                           2,611,917
------------------------------------------------------------------------------------------------------------------------

    ILLINOIS
                                       Chicago, IL, General Obligation, Series 2000
                                         A, 6.125%, 01/01/2016 (c)                        2,000,000        2,048,380
                                         6.000%, 01/01/2014 (c)                           2,085,000        2,133,164
                                         6.125%, 01/01/2015 (c)                           2,000,000        2,059,900
                                       Chicago, IL, O'Hare International Airport
                                         Revenue Series 2000 A, 5.500%, 01/01/2014
                                         (c)                                             10,000,000        9,642,800
                                       Chicago, IL, General Obligation,
                                         Neighborhoods
                                         Alive 21 Program, Series 2000 A,
                                         6.000%, 01/01/2015                               1,000,000        1,019,810
                                         6.000%, 01/01/2017                               1,000,000        1,009,210
                                       Chicago, IL, Skyway Toll Bridge, Revenue
                                         Series 1994, Prerefunded 01/01/2004,
                                         6.750%, 01/01/2014 (b)                           2,775,000        2,970,832
                                       Chicago, IL, O'Hare International Airport,
                                         International Terminal, Special Revenue,
                                         Series 1994, 8.200%, 12/01/2024                  4,775,000        5,157,048
                                       Special Facilities Revenue, United Airlines
                                         Project, Series 1999 A, 5.350%, 09/01/2016       3,000,000        2,508,330
                                       Illinois Development Finance Authority,
                                         Catholic Health Partners Services,
                                         Revenue, Series 1995 A, 5.300%, 02/15/2018       3,500,000        3,171,980
                                       Illinois Development Finance Authority,
                                         Hospital Revenue, Adventist Health System,
                                         Series 1999,
                                         5.500%, 11/15/2020                               2,500,000        2,012,150
                                         5.650%, 11/15/2024 (c)                           7,500,000        6,018,900
                                       Illinois Development Finance Authority,
                                         Pollution Control Revenue, Commonwealth
                                         Edison Company Project, Series 1994 D,
                                         6.750%, 03/01/2015 (c)                           4,220,000        4,461,300
                                       Illinois Educational Facilities Authority,
                                         Revenue, Series 1999 D, 5.450%, 09/01/2014
                                         (c)                                              8,000,000        7,605,920
                                       Illinois Regional Transportation Authority,
                                         Cook, DuPage, Kane, Lake, McHenry and Will
                                         Counties, Revenue, 6.125%, 06/01/2022 (c)        4,000,000        4,089,080
                                       Will County, IL, Exempt Facilities, Mobil
                                         Oil Refining Corp. Project, Revenue,
                                         6.000%, 02/01/2027                               2,000,000        1,929,020
                                       ---------------------------------------------------------------------------------
                                                                                                          57,837,824
------------------------------------------------------------------------------------------------------------------------

    INDIANA
                                       Indiana Health Facility Financing Authority,
                                         Charity Obligation, Series 1999 D, 5.250%,
                                         11/15/2015                                       5,200,000        4,639,492
                                       5.500%, 11/15/2011                                 2,420,000        2,335,252
                                       Hospital Revenue, Riverview Hospital
                                         Project, Series 1999, 5.500%, 08/01/2019         1,300,000        1,074,957
                                       Hospital Revenue, Series 1999, Riverview
                                         Hospital Project, 5.500%, 08/01/2024             1,000,000          799,290
                                       Indianapolis, IN, Gas Utility System,
                                         Revenue Series 1994 A, Prerefunded
                                         06/01/2004, 5.875%, 06/01/2024 (b)              14,000,000       14,621,180
                                       ---------------------------------------------------------------------------------
                                                                                                          23,470,171

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE

    IOWA
                                       Iowa Financial Authority, Single Family
                                         Revenue, 7.900%, 11/01/2022                   $  3,395,000     $  3,467,212
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    LOUISIANA
                                       Louisiana Public Facilities Authority,
                                         Lafayette General Medical Center Project,
                                         Revenue, Series 1992, Prerefunded
                                         10/01/2002, 6.500%, 10/01/2022 (b)               7,350,000        7,722,865
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MAINE
                                       Maine Health and Higher Educational
                                         Facilities Authority, Revenue, 5.700%,
                                         07/01/2013                                       5,000,000        4,972,850
                                       Authority, Revenue Series 1994 B,
                                         Prerefunded 07/01/2004, 7.000%, 07/01/2024
                                         (b)                                              4,320,000        4,691,736
                                       Maine Housing Authority, Mortgage Purchase
                                         Bonds, Revenue 8.300%, 11/15/2028                   30,000           30,000
                                       Maine Turnpike Authority Revenue, Series
                                         1998, 5.000%, 07/01/2017 (c)                     6,165,000        5,538,821
                                       ---------------------------------------------------------------------------------
                                                                                                          15,233,407
------------------------------------------------------------------------------------------------------------------------

    MARYLAND
                                       Howard County, MD, Multifamily Housing
                                         Braeland Commons Project, Revenue Series
                                         1993 B, 6.200%, 06/15/2023                       2,500,000        2,382,325
                                       Howard County, MD, Multifamily Housing,
                                         Edens Commons Project, Revenue Series 1993
                                         A, 6.200%, 06/15/2023                            4,250,000        4,049,952
                                       Maryland Health and Higher Educational
                                         Facilities Authority, Doctors Community
                                         Hospital Series 1993, 5.500%, 07/01/2024         1,000,000          760,080
                                       Maryland Health & Educational Facilities
                                         Authority, University of Maryland Medical
                                         School Series 2000, 6.750%, 07/01/2030           2,500,000        2,474,400
                                       ---------------------------------------------------------------------------------
                                                                                                           9,666,757
------------------------------------------------------------------------------------------------------------------------

    MASSACHUSETTS
                                       Massachusetts State Port Authority Revenue,
                                         Series B, 5.500%, 07/01/2009                     8,000,000        7,996,720
                                       Massachusetts Port Authority, Special
                                         Facilities, US Air Project, Revenue,
                                         5.875%, 09/01/2023 (c)                           5,000,000        4,833,550
                                       Massachusetts State Port Authority Revenue,
                                         Series 1999 B, 5.500%, 07/01/2015                3,000,000        2,885,400
                                       ---------------------------------------------------------------------------------
                                                                                                          15,715,670
------------------------------------------------------------------------------------------------------------------------

    MICHIGAN
                                       Chippewa County, MI, Warren Memorial
                                         Hospital, Revenue Series 1997 B, 5.625%,
                                         11/01/2014                                       1,500,000        1,287,105
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MINNESOTA
                                       Minneapolis and St Paul MN Metropolitan
                                         Community Airport Revenue Series 2000,
                                         6.000%, 01/01/2012 (c)                           4,395,000        4,486,196
                                       Community Airport, Revenue, Series 1999 B
                                         AMT, 5.625%, 01/01/2015 (c)                      2,500,000        2,422,550
                                       Community Airport, Revenue, Series 1999 B
                                         AMT, 5.500%, 01/01/2010 (c)                      3,035,000        3,009,233
                                       ---------------------------------------------------------------------------------
                                                                                                           9,917,979

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE

    MISSOURI
                                       Missouri Health and Educational Facilities
                                         Authority, Lake of the Ozarks General
                                         Hospital, Inc. Project, Revenue Series
                                         1996, Prerefunded 02/15/2006, 6.500%,
                                         02/15/2021 (b)                                $  1,125,000     $  1,149,846
                                       St Louis County, MO, Regional Convention,
                                         Revenue, Series C, 7.900%, 08/15/2021              155,000          162,528
                                       Revenue, Series 1991 C, Prerefunded
                                         8/15/2003, 7.900%, 08/15/2021 (b)                3,445,000        3,733,002
                                       West Plains, MO, Industrial Development
                                         Authority, Ozarks Medical Center Project,
                                         Revenue Series 1990 A, Prerefunded
                                         9/15/2000, 8.625%, 09/15/2020 (b)                3,485,000        3,593,174
                                       ---------------------------------------------------------------------------------
                                                                                                           8,638,550
------------------------------------------------------------------------------------------------------------------------

    NEBRASKA
                                       Nebraska Investment Finance Authority Single
                                         Family Mortgage Housing, Revenue, Series
                                         A, 6.700%, 09/01/2026                            7,500,000        7,575,825
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEVADA
                                       Clark County NV, Industrial Development
                                         Revenue, Nevada Power Company Project
                                         Series 1992, 6.700%, 06/01/2022 (c)              1,750,000        1,791,632
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW HAMPSHIRE
                                       New Hampshire Higher Educational and Health
                                         Facilities Authority Nashua Memorial
                                         Hospital, Revenue 6.000%, 10/01/2023             3,000,000        2,706,330
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW JERSEY
                                       New Jersey Economic Development Authority,
                                         Water Facilities, New Jersey American
                                         Water Co., Inc. Project, Revenue, 6.875%,
                                         11/01/2034                                      10,775,000       11,458,889
                                       Revenue, Series 1999 A, 5.750%, 05/01/2013
                                         (c)                                              6,000,000        6,076,860
                                       Revenue, Harrogate Inc., Series 1997 A,
                                         5.875% 12/01/2026                                1,400,000        1,165,458
                                       New Jersey Health Care Facilities Financing
                                         Authority General Hospital Center at
                                         Passaic, Revenue Series 1994, ETM, 6.750%,
                                         07/01/2019**                                     5,000,000        5,492,850
                                       New Jersey Highway Authority, Garden State
                                         Parkway General Revenue Series 1999,
                                         5.600%, 01/01/2017 (c)                           8,000,000        7,859,840
                                       New Jersey State Transportation Trust Fund
                                         Authority, Series 2000 A, 5.750%,
                                         06/15/2017                                      10,000,000        9,930,000
                                       ---------------------------------------------------------------------------------
                                                                                                          41,983,897
------------------------------------------------------------------------------------------------------------------------

    NEW MEXICO
                                       New Mexico Mortgage Finance Authority Single
                                         Family Mortgage Revenue, 8.300%,
                                         03/01/2020                                       1,575,000        1,625,006
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NEW YORK
                                       Nassau County, NY, Health Facilities,
                                         Revenue Series 1999, 6.000%, 08/01/2015
                                         (c)                                              3,390,000        3,463,021
                                       New York City, NY, Transitional Finance
                                         Authority Revenue, Series 2000 B, 6.125%,
                                         11/15/2015                                       3,000,000        3,114,630
                                       New York City, NY, General Obligation
                                         Unrefunded Balance, 7.500%, 08/01/2003             355,000          359,143

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       New York City, NY, General Obligation,
                                         7.500%, 08/01/2004                            $    755,000     $    763,811
                                       New York City, NY, Transitional Finance
                                         Authority Revenue Series 2000 B, 6.125%,
                                         11/15/2014                                       2,000,000        2,081,700
                                       New York State Dormitory Authority, City
                                         University, Series 1998 2, 5.250%,
                                         07/01/2015                                       5,000,000        4,728,150
                                       New York State Dormitory Authority, State
                                         University Educational Facilities, Revenue
                                         Series 1991 A, Prerefunded 05/15/2002,
                                         7.250%, 05/15/2018 (b)                           5,000,000        5,311,750
                                       New York State Dormitory Authority, Bronx-
                                         Lebanon Hospital Center, Revenue, 5.200%,
                                         02/15/2016                                       1,770,000        1,603,178
                                       New York State Dormitory Authority, Jamaica
                                         Hospital, Revenue, 5.200%, 02/15/2016            1,000,000          905,750
                                       New York State Dormitory Authority, City
                                         University NC, Revenue, 5.625%, 07/01/2016       1,500,000        1,475,010
                                       New York State Housing Finance Agency,
                                         Service Contract, Revenue Series 1992 A,
                                         Prerefunded 03/15/2002, 7.375%, 09/15/2021
                                         (b)                                              3,000,000        3,180,870
                                       New York State Medical Care Facilities
                                         Finance Agency, Mental Health Services
                                         Facilities Improvement, Revenue Series
                                         1988, 7.700%, 02/15/2018                         1,500,000        1,502,985
                                       New York State Thruway Authority Revenue,
                                         Series 1999, 5.750%, 04/01/2014 (c)              2,000,000        2,010,220
                                       New York State Thruway Authority Service
                                         Contract, Local Highway & Bridge Revenue
                                         Series 1999, 5.625%, 04/01/2013 (c)              5,000,000        5,007,600
                                       New York State Urban Development
                                         Corporation, State Facilities, Revenue,
                                         Series 1991, Prerefunded 04/01/2001,
                                         7.500%, 04/01/2011 (b)                           6,695,000        6,981,077
                                       New York and New Jersey Port Authority, JFK
                                         International Air Terminal 6, Revenue,
                                         5.750%, 12/01/2025 (c)                           3,250,000        3,109,893
                                       Niagara Falls, NY, School District Revenue
                                         General Obligation, Series 1999, 5.600%,
                                         06/15/2014 (c)                                   1,180,000        1,172,613
                                       Niagara Frontier Transportation, NY, Greater
                                         Buffalo International Airport, Revenue,
                                         6.250%, 04/01/2024 (c)                           5,750,000        5,784,213
                                       ---------------------------------------------------------------------------------
                                                                                                          52,555,614
------------------------------------------------------------------------------------------------------------------------

    NORTH CAROLINA
                                       Charlotte, NC, Airport, Revenue, Series 1999
                                         B, 5.750%, 07/01/2013                            2,480,000        2,478,735
                                         5.875%, 07/01/2014                               1,140,000        1,145,461
                                       North Carolina Municipal Power Agency,
                                         Electric Revenue, Series 1999 B, 6.375%,
                                         01/01/2013                                       3,000,000        2,992,080
                                       ---------------------------------------------------------------------------------
                                                                                                           6,616,276

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE

    NORTH DAKOTA
                                       Grand Forks Health Care Systems, Revenue,
                                         7.125%, 08/15/2024                            $  3,400,000     $  3,324,792
                                       North Dakota Housing Finance Agency, Single
                                         Family Mortgage, Revenue, 8.375%,
                                         07/01/2021                                         310,000          315,245
                                       ---------------------------------------------------------------------------------
                                                                                                           3,640,037
------------------------------------------------------------------------------------------------------------------------

    OHIO
                                       Cuyahoga County, OH, Meridia Health System,
                                         Hospital Revenue Series 1995, Prerefunded
                                         08/15/2005, 6.250%, 08/15/2024 (b)               2,350,000        2,503,126
                                       Green Springs, OH, Health Care, Revenue, St
                                         Francis Health Care Center Project, Series
                                         1994 A, 7.125%, 05/15/2025                       6,000,000        4,933,620
                                       Ohio Building Authority, Administrative
                                         Building Fund Project, Revenue, 5.000%,
                                         10/01/2015                                       5,110,000        4,681,067
                                       Ohio Higher Education Facility Commission,
                                         University of Findlay Project, Revenue,
                                         6.125%, 09/01/2016                               2,000,000        1,969,480
                                         6.150%, 09/01/2011                               1,635,000        1,622,656
                                       ---------------------------------------------------------------------------------
                                                                                                          15,709,949
------------------------------------------------------------------------------------------------------------------------

    OKLAHOMA
                                       Oklahoma Turnpike Authority Turnpike System,
                                         Revenue, 7.875%, 01/01/2021                        355,000          361,120
                                       Tulsa, OK, Airport Improvement Trust,
                                         Revenue, Series 1989, Prerefunded
                                         06/01/2002, 7.700%, 06/01/2013 (b)               3,315,000        3,479,623
                                       ---------------------------------------------------------------------------------
                                                                                                           3,840,743
------------------------------------------------------------------------------------------------------------------------

    OREGON
                                       Oregon State Department Administrative
                                         Services Series 1997 A, 5.500%, 05/01/2010
                                         (c)                                              2,245,000        2,255,596
                                         5.600%, 05/01/2011 (c)                           2,120,000        2,132,678
                                         Services Series 2000 A, 6.250%, 05/01/2017
                                         (c)                                              1,000,000        1,037,190
                                         6.250%, 05/01/2018 (c)                           1,000,000        1,033,100
                                       ---------------------------------------------------------------------------------
                                                                                                           6,458,564
------------------------------------------------------------------------------------------------------------------------

    PENNSYLVANIA
                                       Greene County, PA, General Obligation,
                                         Series 1990 B, Prerefunded 12/01/2000,
                                         8.750%, 12/01/2010 (b)                           2,675,000        2,729,276
                                       Hazelton Health Services Authority, Hospital
                                         Revenue, 5.625%, 07/01/2017                      1,980,000        1,603,523
                                       Philadelphia, PA, Gas Works, Revenue Series
                                         1993, Prerefunded 07/01/2003, 6.375%,
                                         07/01/2026 (b),                                  2,565,000        2,692,378
                                       Philadelphia, PA, Gas Works, Revenue,
                                         6.375%, 07/01/2026 (b)                           5,385,000        5,310,579
                                       ---------------------------------------------------------------------------------
                                                                                                          12,335,756
------------------------------------------------------------------------------------------------------------------------

    SOUTH CAROLINA
                                       South Carolina Jobs and Economic Development
                                         Authority, Hospital Facilities Revenue,
                                         7.375%, 12/15/2021                               2,000,000        1,921,940
                                       ---------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE

    TENNESSEE
                                       Chattanooga, TN, General Obligation Series
                                         1998, 5.000%, 09/01/2018 (c)                  $  4,350,000     $  3,882,157
                                       Memphis-Shelby County, TN, Airport
                                         Authority,Revenue, Series 1999 D, 6.250%,
                                         03/01/2017 (c)                                   4,690,000        4,794,399
                                       ---------------------------------------------------------------------------------
                                                                                                           8,676,556
------------------------------------------------------------------------------------------------------------------------

    TEXAS
                                       Austin, TX, Hotel Occupancy Tax, Revenue
                                         Series 1999, 6.000%, 11/15/2015 (c)              3,480,000        3,543,928
                                         Series 1999, 6.000%, 11/15/2016 (c)              3,625,000        3,673,140
                                         Series 1999, 6.000%, 11/15/2013 (c)              3,190,000        3,267,294
                                       Dallas-Fort Worth, TX, Airport Revenue
                                         Series 1990, American Airlines, AMT,
                                         7.500%, 11/01/2025                               1,500,000        1,519,260
                                       Dallas-Fort Worth, TX, International Airport
                                         Facility, American Airlines, Revenue
                                         Series 1999, 6.375%, 05/01/2035                  3,000,000        2,734,500
                                       EL Paso, TX General Obligation Series 2000,
                                         5.875%, 08/15/2012                               1,000,000        1,015,140
                                         5.875%, 08/15/2013                               1,570,000        1,587,286
                                         5.875%, 08/15/2014                               1,665,000        1,678,436
                                       Harris County, TX, Health Facility
                                         Development Corp., Hospital Revenue, Texas
                                         Childrens Hospital Project, Series 1999 A,
                                         5.250%, 10/01/2029                               3,500,000        2,988,230
                                       Harris County, TX, Port Houston Authority,
                                         General Obligation, Series 1998, 5.000%,
                                         10/01/2017 (c)                                   2,500,000        2,175,425
                                       Houston, TX, Airport System Revenue, 8.000%,
                                         07/01/2009                                       3,300,000        3,106,191
                                       Lower Neches Valley, TX, Lower Neches Valley
                                         Authority, Industrial Development Corp.,
                                         Mobil Oil Refining Corp. Project, Revenue,
                                         Series 1999 A, 6.400%, 03/01/2030               17,000,000       17,115,260
                                       Red River, TX, Educational Finance Revenue,
                                         Series 2000, 6.000%, 08/15/2019                  5,390,000        5,380,298
                                       Richardson, TX, Hospital Authority, Hospital
                                         Revenue, 5.625%, 12/01/2028                      5,000,000        3,839,250
                                       State of Texas, Turnpike Authority Revenue,
                                         Series 1996, 5.500%, 01/01/2015                 14,605,000       14,197,959
                                       State of Texas College Student Loans,
                                         General Obligation, 5.000%, 08/01/2021           4,015,000        3,402,833
                                       Texas Water Development Board, Revenue,
                                         Series 1996 B, 5.125%, 07/15/2018                8,100,000        7,344,432
                                       ---------------------------------------------------------------------------------
                                                                                                          78,568,862
------------------------------------------------------------------------------------------------------------------------

    UTAH
                                       Utah Housing Finance Agency, Single Family
                                         Mortgage Revenue, 6.650%, 07/01/2026               410,000          415,146
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    WASHINGTON
                                       Port Seattle, WA, Special Facilities,
                                         Revenue, Series 1999 B, 5.500%, 09/01/2011
                                         (c)                                              1,085,000        1,065,730
                                         Series 1999 B, 5.750%, 09/01/2013 (c)            1,045,000        1,036,776
                                       Snohomish County, WA, Public Utility
                                         Revenue, 5.375%, 12/01/2024 (c)                  7,500,000        6,756,075
                                       Washington Health Care Facilities Authority,
                                         Providence Services, Revenue, Series 1999,
                                         5.375%, 12/01/2019 (c)                          11,120,000       10,154,673
                                       Washington Public Power Supply System,
                                         Nuclear Project #2 Revenue, Series 1998 A,
                                         5.000%, 07/01/2012 (c)                          10,200,000        9,352,176

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                         Nuclear Project #1 Revenue, Series 1993 B,
                                         5.600%, 07/01/2015 (c)                        $  2,000,000     $  1,950,820
                                         Nuclear Project #3 Revenue, Series 1993 B,
                                         5.600%, 07/01/2015 (c)                           1,000,000          975,410
                                         Nuclear Project, Revenue, Series 1990 B,
                                         Prerefunded 07/01/2000, 7.000%, 07/01/2012
                                         (b)                                             15,500,000       15,839,295
                                       Washington State, General Obligation, Series
                                         2000 A, 5.500%, 07/01/2016                       4,835,000        4,672,109
                                       ---------------------------------------------------------------------------------
                                                                                                          51,803,064
------------------------------------------------------------------------------------------------------------------------

    WISCONSIN
                                       Wisconsin State Health & Educational
                                         Facilities Authority, Revenue Aurora
                                         Health Care Inc., Series 1999 B, 5.625%,
                                         02/15/2029                                       8,000,000        6,288,640
                                       Wisconsin State Health & Educational
                                         Facilities Authority, Revenue, Aurora
                                         Health Care Inc., Series 1999 A, 5.600%,
                                         02/15/2029                                       6,000,000        4,696,500
                                       ---------------------------------------------------------------------------------
                                                                                                          10,985,140
                                       ---------------------------------------------------------------------------------
                                       TOTAL LONG TERM MUNICIPAL
                                       INVESTMENTS                                                       666,298,451
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $675,713,210) (a)                                          $673,798,451
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $675,713,210. At May 31, 2000, net unrealized depreciation for all securities based on tax cost was $1,914,759. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,581,759 and an aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $15,496,518.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, FGIC, or MBIA/BIG.

 * Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2000 (Unaudited)

ASSETS
Investments in securities, at value (cost $675,713,210)         $673,798,451
----------------------------------------------------------------------------
Cash                                                               4,058,722
----------------------------------------------------------------------------
Receivable for investments sold                                       40,000
----------------------------------------------------------------------------
Interest receivable                                               12,623,538
----------------------------------------------------------------------------
Other assets                                                          84,000
----------------------------------------------------------------------------
TOTAL ASSETS                                                     690,604,711
----------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------
Payable for investments purchased                                 10,350,700
----------------------------------------------------------------------------
Dividends payable                                                    507,018
----------------------------------------------------------------------------
Accrued management fee                                               269,060
----------------------------------------------------------------------------
Other accrued expenses                                               154,297
----------------------------------------------------------------------------
Total liabilities                                                 11,281,075
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $679,323,636
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $  2,969,791
----------------------------------------------------------------------------
Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized, 53,000 shares
outstanding at $5 thousand liquidation value per share           265,000,000
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                        (1,914,759)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (17,842,914)
----------------------------------------------------------------------------
Paid-in capital                                                  431,111,518
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $679,323,636
----------------------------------------------------------------------------
 NET ASSET VALUE
NET ASSET VALUE PER SHARE COMMON SHARES
($414,323,636 / 38,808,200 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares
authorized) (Net assets less remarketed preferred shares at
liquidation value divided by common shares outstanding)               $10.68
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000 (Unaudited)

INVESTMENT INCOME
Interest                                                        $ 20,903,139
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,880,835
----------------------------------------------------------------------------
Services to shareholders                                             100,028
----------------------------------------------------------------------------
Custodian fees                                                        12,078
----------------------------------------------------------------------------
Auditing                                                              69,200
----------------------------------------------------------------------------
Legal                                                                100,905
----------------------------------------------------------------------------
Trustees' fees and expenses                                           11,680
----------------------------------------------------------------------------
Reports to shareholders                                               34,195
----------------------------------------------------------------------------
Other                                                                283,696
----------------------------------------------------------------------------
Total expenses, before expense reductions                          2,492,617
----------------------------------------------------------------------------
Expense reductions                                                    (9,046)
----------------------------------------------------------------------------
Total expenses after expense reductions                            2,483,571
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      18,419,568
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                         (2,976,197)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    (7,667,595)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (10,643,792)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  7,775,776
----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  MAY 31,                YEAR ENDED
                                                                    2000                NOVEMBER 30,
                                                                (UNAUDITED)                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $ 18,419,568              36,497,444
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (2,976,197)             (3,223,827)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (7,667,595)            (46,314,127)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         7,775,776             (14,040,510)
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                       (21,362,351)            (39,211,283)
----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                                 --             100,000,000
----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                             --               3,217,093
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                   --             (50,500,000)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                              --              52,717,093
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (13,586,575)               (534,700)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                692,910,211             693,444,911
----------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $2,969,791 and $5,912,574,
respectively)                                                   $679,323,636             692,910,211
----------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                         38,808,200              38,542,023
----------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                             --                 266,177
----------------------------------------------------------------------------------------------------
Net increase in Fund shares                                               --                 266,177
----------------------------------------------------------------------------------------------------
Shares outstanding at end of period                               38,808,200              38,808,200
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                 SIX MONTHS
                                                    ENDED
                                                   MAY 31,                   YEARS ENDED NOVEMBER 30,
                                                    2000       ----------------------------------------------------
                                                 (UNAUDITED)     1999      1998      1997      1996      1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $11.03        12.41     12.33     12.31     12.41     11.12
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                  .47(a)       .92(a)    .99      1.04      1.07      1.10
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               (.27)       (1.28)      .16       .05      (.10)     1.29
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .20         (.36)     1.15      1.09       .97      2.39
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income to common shareholders          (.41)        (.83)     (.87)     (.87)     (.87)     (.87)
-------------------------------------------------------------------------------------------------------------------
Net investment income to preferred shareholders
(common share equivalent)                             (.14)        (.18)     (.20)     (.20)     (.20)     (.23)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.55)       (1.01)    (1.07)    (1.07)    (1.07)    (1.10)
-------------------------------------------------------------------------------------------------------------------
Dilution resulting from remarketed preferred
shares (b)                                              --         (.01)       --        --        --        --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.68        11.03     12.41     12.23     12.31     12.41
-------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                           $10.81        10.31     14.63     14.13     13.13     12.63
 TOTAL RETURN PER COMMON SHARE
BASED ON NET ASSET VALUE (%)                           .70**      (4.69)     7.96      7.57      6.56     20.00
-------------------------------------------------------------------------------------------------------------------
BASED ON MARKET VALUE (%)                             9.02**     (24.40)    10.60     15.16     11.57     23.55
-------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of year, net of remarketed
preferred shares ($ thousands)                     414,324      427,910   478,445   471,179   466,243   464,684
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(excluding preferred shares)                          1.18*        1.13      1.02      1.02      1.06      1.01
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(excluding preferred shares)                          1.18*        1.12      1.02      1.02      1.06      1.01
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(including preferred shares)                           .72*         .77       .70       .69       .72       .69
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(including preferred shares)                           .72*         .76       .70       .69       .72       .69
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)
(excluding preferred shares)                          8.78*        7.76      8.04      8.66      8.87      9.22
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)
(including preferred shares)                          5.38*        5.27      5.54      5.92      6.03      6.23
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             50*          38        17         7        26        19
-------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares information
at end of period:
Aggregate amount outstanding ($ thousands)         265,000      265,000   215,000   215,000   215,000   215,000
-------------------------------------------------------------------------------------------------------------------
Asset coverage per share                           $12,800       13,100    16,100    16,000    15,800    15,800
-------------------------------------------------------------------------------------------------------------------
Liquidation and market value per share              $5,000        5,000     5,000     5,000     5,000     5,000
-------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.
 *  Annualized
**  Not annualized
(a) Based on monthly average shares outstanding during the period.
(b) Effective November 24, 1999, the Fund issued 10,000 remarked preferred shares.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Municipal Income Trust (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 1999, the Fund had a tax basis net loss carryforward of approximately $13,145,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2003 ($7,649,000) and November 30, 2007 ($5,496,000),
                             the respective expiration dates, or whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             REMARKETED PREFERRED SHARES. Effective November 24, 1999, the Fund issued 10,000 Series E remarketed preferred shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The dividend rate on each series is set by the remarketing agent, and the dividends are paid every 28 days. Preferred shareholders will vote together with common shareholders as a single class and have the same voting rights, subject to certain class specific preferences.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES
     OF SECURITIES           For the six months ended May 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $179,914,445

                             Proceeds from sales                     171,364,770

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .55% of average weekly net assets. The Fund incurred a management fee of $1,880,835 for the six months ended May 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $23,710 for the six months ended May 31, 2000 of which $27,147 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $11,680 to independent trustees.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $6,657 and $2,389, respectively, under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rate at the date of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

SHAREHOLDERS' MEETING

SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 25, 2000, for Kemper Municipal Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                 For        Withheld
      James E. Akins          34,188,915    1,336,604
      Linda C. Coughlin       34,235,567    1,289,952
      James R. Edgar          34,252,140    1,273,379
      Arthur R. Gottschalk    34,234,161    1,291,358
      Fred B. Renwick         34,224,079    1,301,445
      John G. Weithers        34,290,948    1,234,571

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For      Against   Abstain
      34,263,372  379,292   926,770

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
JAMES R. EDGAR                                                      CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
ARTHUR R. GOTTSCHALK                                                BRENDA LYONS
Trustee                           ELEANOR R. BRENNAN                Assistant Treasurer
                                  Vice President
FREDERICK T. KELSEY
Trustee                           PHILIP G. CONDON
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        ANN M. MCCREARY
                                  Vice President
FRED B. RENWICK
Trustee                           KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219006
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITOR                   ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105



KEMPER FUNDS LOGO
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
KMIT - 3(7/25/00) 1116510